The Contract for Commercialization of High quality Bamboo Shoot Product Processing

Party A: Fujian Agriculture and Forestry University
Party B: Fujian Yada Food Co., Ltd

Fujian Agriculture and Forestry University (hereinafter referred to as “Party A”) and Fujian Yada Food Co., Ltd (hereinafter referred to as “Party B”) hereby agrees to cooperate in commercialization of high quality bamboo shoot product processing (the “Project”) in the principle of mutual benefit. The leading technical personnel of the Project is Professor Lu Zejian from the Food Engineering School of Fujian Agriculture and Forestry University, and the project team will be comprised of R&D personnel from both sides. Through friendly negotiations, the Parties now reach the following agreements in the principle of mutual help and benefit on the bona fide basis:

Allocation of Responsibilities:
Responsibilities of Party A:
1. organizing the Project and holding regular symposiums in order to improve the research process and summarize stage research results in a timely manner;
2. planning, designing, technical consultation and development of the Project;
3. filing, research, demonstration, examination and acceptance of the Project;
4. assisting Party B to file the Project with competent authorities, and trying to get approval for the Project;

Responsibilities of Party B:
1. commercialization of research results of the Project, providing necessary personnel, facilities and coordinate funds for the Project;
2. providing testing site for the researchers;
3. participating in the development and design of the Project, and taking charge of the commercialization of the research result;
4. coordinating with Party A on the organization of Project acceptance

Research Fund
The total amount of the Project research fund is RMB 300,000. Party B shall pay Party A RMB 100,000as Project initiation fund and research fund for early stage first, and then pay the remaining RMB 200,000 in lump sum after the research result is examined and accepted.

Ownership of the Research Result
1. Party A will have the ownership of the research result of the Project;
2. Party B will have the right to use the research result and apply for patent for such results together with Party A;
3. The supporting fund for this Project as national project applied on behalf of the enterprise will be owned by Party B;
4. This Contract shall be made in duplicate, and each Party shall hold one copy;
5. This Contract will come into effect upon the execution.

Party A: Fujian Agriculture and Forestry University
Representative (Chop): (unclear signature)
Project Leader (Chop): Lu Zejian

Party B: Fujian Yada Food Co., Ltd
Representative (Chop): Zhan Youdai
Technical Leader (Chop): (unclear signature)

May 11th, 2007